ROYALOFFER PAGE 1

ROYALTECH CORP.

Exhibit 10.5

OFFERING CIRCULAR AND SUBSCRIPTION AGREEMENT

     This Subscription Agreement (the “Agreement”) is made by and between ROYALTECH CORP., a Delaware corporation (the “Company” or “RTC”), and the undersigned person (the “Investor”), who is subscribing hereby for the Company's securities set forth below. In consideration of the Company's agreement to sell the securities to the Investor, upon the terms and conditions and based on the disclosure set forth herein, the Investor and the Company agree and represent as follows:

A.   DISCLOSURE REGARDING THE OFFERING

       THE SECURITIES BEING OFFERED BY THE COMPANY INVOLVE A HIGH DEGREE OF RISK AND NO PERSON SHOULD INVEST WHO CANNOT AFFORD TO LOSE HIS ENTIRE INVESTMENT.
       SEE SECTION B FOR RISK FACTORS REGARDING THE COMPANY.

       ALL MONETARY AMOUNTS ARE EXPRESSED IN THE CURRENCY OF THE UNITED STATES OF AMERICA.

     The Company hereby offers to sell no less than five hundred thousand (500,000), (the “Minimum”) and eight million (8,000,000), (the “Maximum”) shares of common stock (the “Shares”) at a price of ten cents ($0.10) per share for an aggregate of no less than fifty thousand dollars ($50,000) and up to eight hundred thousand dollars ($800,000).

     This share offering (the “Offering”), is being made by the Company through its Directors, Officers, stockholders, and authorized fundraising contractors. The Company will hold a closing and issue the Shares subscribed for upon the receipt and acceptance of the Minimum subscriptions; thereafter the Company will hold additional closings when it receives and accepts subscriptions for additional Shares. All subscriptions may be rejected, in whole or in part, at the sole discretion of the Company.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MAY 3, 2004

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION CONTAINED IN REGULATION D, RULE 506, OR UNDER REGULATION S, PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (the “ACT”).

     The Company expects to incur expenses in association with this Offering including filing, printing, legal, accounting, transfer agent and other fees estimated at about $20,000 (10-15% commissions for contractors might be needed as an added expense). The net proceeds to the Company, after deducting all such estimated expenses in connection with the Offering, are expected to be $22,500-29,500 if the Minimum Offering is sold and about $660,000-680,000 if the maximum Offering is sold.

     The Company is offering the Shares on a "best efforts, all or none" basis with respect to the first 500,000 Shares, and a "best efforts" basis with respect to the remaining 7.5 million Shares. Pending the sale of at least 500,000 Shares, all proceeds of the offering will be held in an escrew account. Closing of the offering could take place as late as four weeks after the maximum 150 day offering period. Once subscriptions for 500,000 Shares have been deposited, there will be an initial closing after which the offering will continue for the remaining 7,500,000 Shares on a "best efforts" basis subject to subsequent closings. There can be no assurance that any or all of the Shares being offered will be sold.

UPON SUBMISSION OF A COMPLETED SUBSCRIPTION AGREEMENT TO THE COMPANY, PAYMENT FOR THE SHARES SHOULD BE MADE EITHER BY WIRE TRANFER TO THE ROYALTECH CORP ACCOUNT AT BANK OF MONTREAL 61 BOUL RENE-LEVESQUE QUEST, MONTREAL, QUE H2Z 1A3, OR BY CHECK TO ROYALTECH CORP AT 201-ATERRY FOX MONTREAL, QUEBEC, H3E 1L4.

THE SHARES, AND THEIR UNDERLYING COMMON SHARES, ARE CONSIDERED RESTRICTED SECURITIES AS DEFINED BY THE ACT AND ARE SUBJECT TO RULE 144 UNDER THE ACT.

DIRCTORS, OFFICERS, SHAREHOLDERS, AND AUTHORIZED CONTRACTORS OF THE COMPANY AND THEIR AFFILIATES MAY PURCHASE SHARES PURSUANT TO THIS OFFERING, INCLUDING SHARES TO REACH THE MINIMUM.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS CIRCULAR IN CONNECTION WITH THE OFFER BEING MADE HEREBY.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS CIRCULAR AS LEGAL, INVESTMENT OR TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT BY SUCH PROSPECTIVE INVESTORS IN THE COMPANY, ESPECIALLY, BUT WITHOUT LIMITATION, WITH REGARD TO SECTION 83 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE AS TO THE ACCURACY OF SUCH INFORMATION OR THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. NEITHER THE DELIVERY OF THIS CIRCULAR NOR ANY SALES HEREUNDER SHALL UNDER ANY

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF. IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE,

B.    RISK FACTORS

     The purchase of the Shares involves a high degree of risk including, but not necessarily limited to, the risks described below. Before subscribing for Shares, each prospective investor should consider carefully the general investment risks enumerated elsewhere in this Agreement and the following risk factors, as well as the other information contained in this Agreement.

      1.  Competition. The Company faces, and its profitability and prospects will be affected by, intense competition from other private and public enterprises in these countries as well as private, state-owned and foreign enterprises established in these countries with similar and superior capabilities.

      2. Expansion strategy. As mentioned in the section headed “Business Strategy”, management of the Company intends to expand by acquisitions and joint ventures. These plans will require additional financing. The Company’s ability to arrange financing and the cost of such financing are dependent on various factors such as general economic and capital market conditions. Should the Company fail to obtain sufficient financing for the expansion, the growth of the Company as well as the achievement of the objectives may be hindered.

      3. Technology. The Company is principally engaged in the development and marketing of innovative biomedical products. The Company’s future success is largely dependent on its ability to keep up with the technological development and the continuing success in market penetration. There is no guarantee that the Company will be able to keep abreast of the latest development and in the event that the Company fails to do so, its competitiveness and profitability may be adversely affected.

      4. Government Regulations. R&D, Manufacture, marketing and sales of the biomedical products are subject to the regulations of Food and Drug Administration (FDA) in USA, Health Canada in Canada, and various National/State/provincial authorities in various jurisdictions. In particular, in North America, compliance with the standards of cGMP(current Good Manufacture Practice) GLP(Good Laboratory Practice) and GCP (Good Clinical Practice) is an important prerequisite. To comply with the regulations the Company may face a variety of bureaucratic difficulties that may likely add extra/more financial burden to the Company.

        5.  Risks Relating To The PRC

           (a)   Entry Into The WTO. The PRC has recently joined as a contracting member of the  WTO, which uniformly regulates trade and tariffs among its contracting members. This could lead to an increase in competition faced by the Company. In such circumstance, the business of the Company may be adversely affected.

        (b)  Legal System. Many laws and regulations in the PRC are promulgated on broad principles. As the PRC legal system continues to develop, the promulgation of new laws or refinement

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

and modification of existing laws may affect foreign investors. The general effect of legislation since 1982, when the National People’s Congress amended the constitution to authorize foreign investment, has been to enhance the protection afforded to foreign investment enterprises in the PRC. However, there can be no assurance that future changes in the legislation or the interpretation thereof will not have an adverse effect on the Company.

     (c) Changes in Tax Laws and Regulations. Various tax reform polices have been implemented in the PRC in recent years. Interpretation of certain tax policies is still awaiting guidance from the PRC government. Moreover, there can be no assurance that the existing tax laws and regulations will not be revised or amended in the near future.

     (d) Currency Risks. Changes in currency conversion policies in the PRC Since 1998, the State Administration of Foreign Exchange (SAFE) has promulgated a series of circulars and rules in order to further enhance the verification of the truthfulness of foreign exchange payment under the current account items of a PRC enterprise and has imposed stricter requirements in respect of borrowing and repayment of foreign exchange debts from and to foreign creditors under the capital account items and creation of foreign security in favour of foreign creditors. This may cause the Company to face a more complicated procedure in foreign exchange payment to foreign creditors under the current account items and thus will affect the restrictions on borrowing of international commercial loans, creation of foreign security and borrowing of Renminbi loans.

     Furthermore, the value of RMB is subject to supply and demand, which could be largely affected by the international economic and political environment. Recently, (April 18, 2004) SAFE admitted initiating steps to let market forces play a bigger role in determining the Yuan’s value and pave the way for its full convertibility. Potential investors should note that any fluctuations in the exchange rate of RMB could have an adverse effect on the operational and financial conditions of the Company.

       (e) China Regulations.

            Biomedical products in China are subject to regulations of several Ministries, and the State Agencies, including Ministry of Public Health (MPH), State Food and Drug Administration (SFDA), State Administration of Traditional Medicine (SATM), and China Healthcare Science and Technology Society (CHSTS). Bureaucracy and corruption that are often seen in the bureaucratic procedures in China may have adverse effects on the Company’s operation and financial conditions.

     6. No Review of Offering Materials. The offer and sale of the Shares have not been registered under the Act, in reliance on exemptions from registration. As a result, the Agreement has not been reviewed by the Securities and Exchange Commission nor by any state or provincial securities commission and prospective investors do not benefit from any additional disclosure or requirements, which might have been imposed by any of such Commissions.

      7. No Market for the Shares. The common shares of the Company are not currently listed or quoted on any established market and as such are not liquid and no assurance can be given that the shares will ever be listed or quoted, and even if they are, no guarantee can be given that a useful market for the shares will develop.

     8. Penny Stock Regulation with Respect to the Shares. Broker-dealer practices in

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
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ROYALTECH CORP.

connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, broker-dealers who sell such securities to persons other than established customers and accredited investors (generally, those persons with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse), must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity in the secondary market for a security that becomes subject to the penny stock rules. The Shares are subject to the penny stock rules and investors in this Offering, upon conversion of the Shares may find it more difficult to sell their securities.

     9. Forward-Looking Statements. The information herein contains forward-looking statements that involve a number of risks and uncertainties. A number of factors could cause actual results, performance, achievements of the Company, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the competitive environment, inflation, changes in costs of goods and services, economic conditions in general and in the Company’s business, demographic changes, changes in the availability of and terms of financing to fund the anticipated growth of the Company’s business, the ability to attract and retain qualified personnel, changes in the Company’s capital expenditure plans, and other factors referenced herein. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

C. DISCLOSURE REGARDING THE COMPANY

The Company

     ROYALTECH CORP IS A DELAWARE COMPANY EXISTED SINCE APRIL, 2004, WHOSE BUSINESS OBJECTIVE IS TO PROFIT FROM DEVELOPMENT AND MARKETING OF INNOVATIVE BIOMEDICAL PRODUCTS.

     The company has recruited a scientist who possesses the technology know-how and patents of several biomedical techniques (China Patent No. CN 14835A, CN 1428436A) , some of which have recently been commercialized and marketed in two regions in China (Details, see the Addendum, “Kitsinfo”). The biotechnological innovations are in the field of clinical diagnostic and treatment monitoring (method and kits) for hepatocacinma, gastrocacinoma, diabetic and hepatobilary disorders (see the Addendum “Kitsinfo”). The diagnosis and treatment of these disorders are currently great challenges to the medical field and have tremendous economic impart worldwide. The marketing

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

focus of the company will be initially in China, and then into East/South Asian countries, (where the most need for two of the Products are expected based on the worldwide reports of high rates of the diseases), and Western countries. The goal of the Company is to establish itself, in these areas, as a major force in promoting the innovative biotech products in particularly the medical diagnosis, and management by bringing together its network of financing sources, management expertise, the latest proprietary techniques and extensive local medical contacts.

Business Strategy

     RTC plans to develop its business mostly through acquisitions and/or joint ventures with local participants, in which the Company will have substantial equity and management control. Priority will be given to the more advanced biotech products that have great market demands, and pre-feasibility study work has already been done. The objective is to become the owner of the proprietary innovative products (manufacture and or marketing rights) in the shortest term possible. With profit potential adequately demonstrated and funding available, a profitable operation can be seen in as quick as twelve months. The short-term goal is to achieve Nasdaq OTC listing and market expansion in China.

Accomplishment To-Date

     As its initial foray into the business, RTC has reached an agreement to recruit the patent owner as the director of the Company, and would acquire the rights (manufacturer, distribution, and sales) of the tech/patented products in areas outside of China, and the rights with funds to launch a China marketing expansion to areas outside the Zhejiang and Shanghai. Since the Company’s efforts for the immediate term will be directed to the generation of funds to support the regulatory compliance for NASDAQ listing, the Company is currently focusing its effort on recruiting the contractors to solely engage in fundraising by private placement.

     In addition to the initial fundraising tasks, the Company has been “talking” to several potential tech/assets/innovative project owners in China and in North America, as the M & A targets, part of the next step of the short-/mid-term strategy. For two of them, RTC is approaching the stage of “substantial bargaining” pending on the due diligent work and NASDAQ listing. (which is not a topic in this Circular, and shall not be disclosed until due time).

Project Strategy

     Currently, in China, all major hospitals (classified by Ministry of Public Health, as three levels; each consists of 3 grades, based on the clinical capacity, specialties/expert capabilities teaching and research facilities, management control etc…the highest/largest, as “San-Ji-Jia” _ Level 3 Grade A) are encouraged by the Ministry to use advanced diagnostic technologies. Thus the Company’s main target to promote the proprietary tech/kits is the China major hospitals.

     The Company plans to invest in joint ventures in which it will have substantial equity and management control. Priority will be given to the efficient private health product distribution firms, where a nationwide sales network has already been established, and or the manufacturers (e.g., the one currently given the manufacturer/marketing rights in the two Chinese regions). The objective is to become the owner of distribution firm and or the manufacture in the shortest term possible. With profit potential adequately demonstrated and funding available, a distribution firm that will be up to

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

launch the market expansion for the Products can be in operation in as quick as 6-12 months. Over the past year, the Company and its founding partners undertook a series of negotiations with several biotch firms and proprietary tech owners, for the purpose of A&M, i.e. the second stage strategic action immediate after the public listing, to enrich the company assets/market/ stock values. Specifically, the Company is currently in M & A discussions with 3 targets/firms in order to have access to the latest technology/products that, the Company predicts, have great/expandable market demands. The M&A projects under discussion could yield a range of a total of 10 million to 24 million RMB assets/each in the next 2 years.

     The Company and partners have conducted preliminary research and evaluation work, and will be conducting further due diligent and marketing feasibility studies for both China and North America markets. To realize these projects, the Company will require at least $ 400,000-600,000 of financing over the next 1-2 years.

Management Team

     The Company believes that its strongest asset is its management team of highly skilled and experienced professionals. Many members of the team are former senior executives and managers of major international companies, with experiences in all aspects of corporation development and operation, including financing, M&A, and Nasdaq listing. Most importantly the management team is consisted of medical scientists with clinical experiences and biomedical research, that enables the Company to keep the focus on the advances in the biomedical frontier, more specifically, the techniques and products that have great clinical values.

     The management team has had working experiences in China, including clinical laboratory diagnostics, clinical practice in various fields in several general hospitals of first class (Level 3 Grade A), biomedical R&D and manufacture. Members of the management have had experiences in technology development, patent filing, intellectual property transfer (dating back over 30 years) marketing and sales, as well as regulatory filing and approval. This has allowed the members of team to develop and maintain key contacts with the precise individuals in government/agency, e.g., US FDA, Health Canada, China SFDA, MPH. SATM, CHSTS, and Securities brokers/Exchanges, and within the industry needed to realize projects, the importance of which in China cannot be understated. Additionally, some members of the team have the language and cultural experience that enables them to operate comfortably and effectively in China in dealing with its bureaucracy.

Chenxi Shi, MBA, Director & President

     Mr. Chenxi Shi received a BSc in computer science from Northern JiaoTong University, and one of the first MBAs from Peking University. Mr. Shi has over 10 years working experience in high-tech and business management. He has held various technical and managerial positions from entry level to the corporate senior. He has knowledge and experiences in trainings (technology and management), R& D strategy development and management, and marketing promotions. His particular financial experiences (Merge & Acquisition) are demonstrated by his past success in bringing fast growth/expansion of operations to several small companies/businesses through financing/ public listing/M&A. He has worked in Investors Group, Lenovo Group, China Huacheng Group, Beijing Jiada Technologies Company, Northern Jiaotong University, etc.

Victor I H. Sun, Director & VP

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
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ROYALTECH CORP.

     Mr. Sun is a professional engineer with over 30 years of engineering and management experience of which 14 years were with Lafarge Cement where he directed the design of control and automation systems for all new and rehabilitation projects. He has overseen design implementation and installation of computer and control systems in many cement plants. Prior to co-founding Asia Pacific Concrete Inc. he worked for Monenco Agra as the instrumentation discipline engineer for the Hibernia Offshore Platform Project. His experience in developing business in China dates back for twenty-four years during his employment with Lafarge Cement. He assisted in establishing Amingo, has continued to build relations with contacts in China and has been instrumental in developing many potential joint venture projects. He is also, at present, President and CEO of AVIC Technologies Ltd. an NASDAQ OTC listed company.

Chun Xu, MD, Ph.D, Director & VP

     Dr. Xu has over 20 years of clinical and medical research experiences. He started an academic career in Canada with the prestigious Jeanne Timmins Fellowship from Montreal Neurological Institute, and since, received a Ph.D in neuropathology from McGill University, and postdoctoral training on brain aging and Alzheimer’s disease from Montreal General Hospital. Dr. Xu has, been invited by, and given seminars at several Chinese medical authorities, China SFDA, SATM, and CHSTS over the past 4 years, on medical issues and US FDA regulations. Before joining RTC, Dr. Xu was involved in the development/marketing of biomedical products at a Canadian firm, and worked at Innovative Science Solutions, LLC, (NJ, USA) being responsible for the regulatory/ litigation supports to the drug and biotech manufacturers.

Louis H Ladouceur, Financing Director

     Mr. Ladouceur is the President and CEO of Delta Placement, a private investment company in the hospitality and related consulting business. He held various executive and senior management positions in Lafarge and was the former Director of Lafarge Consultant Automation, being responsible for the overall operation and business development, providing automation advice, consulting services and “turn-key” systems to all Lafarge's North American plants and outside clients. His working experience in the engineering, financing and management practice has helped him develop many approaches to running a company. Mr. Ladouceur was the President and CEO of Sino-Canadian Resources Inc., an NASDAQ OTC company.

Kang Zhang, Biomedical Technology Director

     Mr. Zhang has over 40 years of experiences in clinical laboratory diagnostic practice and researches. He has held technical positions in hospitals and research labs during his 30 some year clinical practice, including such as director of the central laboratory, and director of the clinical lab diagnostic department Shanghai Sailors Hospital. Mr. Zhang has also been appointed as a member of the editorial boards of China Journal of Clinical Diagnosis, China Journal of Navigation Medicine, and The Journal of Contemporary Clinical Chemistry, and has had over 20 publications. Retired from his hospital practice, Mr. Zhang, has been over the past 7-8 years involved in the development of laboratory diagnostic techniques and kits, of which some are the first in China market and or remain in the frontier of the field worldwide, in particular, those for hepatocacinoma and or gastrocacinoma (AFU, Patent No. CN 1428435A, and GPDA, Patent No. CN 1428436A); for diabetic management

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

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ROYALTECH CORP.

(1,5-AG) and for hepatobiliary hyperbilirubinemia (Bc-True) (details, see the Addendum “Kitsinfo”).

        Daniel Sweeney, Regulatory and Public Affairs Director

     Mr. Sweeney has been involved in Canada's federal and provincial politics since 1990. He has held various internal positions in both the federal and provincial Liberal Parties, including the Organizational Commission of the Liberal Party of Canada (Quebec), and mobilizer of the Cultural Communities Commission of the Quebec Liberal Party, Canadian by Birth of Irish Heritage. Mr. Sweeney also held the position of V.P marketing for Secumetrix Inc., a federally incorporated information security company specializing in fingerprint recognition systems. Besides his extensive business and political experiences, Mr. Sweeney, formed as a journalist in Concordia University School of Communications, has been continually writing for many newspapers: Russian, South Asian, and as a freelance photo-journalist.

     John B. Richardson, MD, Ph.D, Medical Director

      Dr. Richardson has 40 yrs of clinical practice in pathology and CNS research. Having received MD, and Ph.D from McGill, Dr. Richardson has been serving as a senior pathologist at Montreal General Hospital and Director of the Neuropathology Dept at Montreal Neurological Institute/Hospital. Dr. Richardson has extraordinary academic and teaching experiences, being a Professor of Pathology, Professor of Pharmacology, and Professor of Neurology/Neurosurgery at McGill and previously serving as the Chairman of McGill Pathology Department, Director of Research Advisory Committee, Montreal General Hospital Research Institute. His clinical practice, and research achievement on pulmonary and CNS disorders, in particular, the brain aging and Alzheimer disease, have brought him numerous awards and the reputation as a renowned physician and scientist.

     Edward Beshlian, Marketing Director

    Mr. Beshlian has over 30 years of experience in international marketing, sales and outsourcing and off-shore manufacturing. His academic background is multinational, having obtained a French Baccalaureate in Business Administration from Beirut, and a Marketing Management diploma from Turin, Italy, as well as several corporate management trainings in Europe, the Middle East, and North America. Mr. Beshlian is fluent in five languages, including French and English. He has previously held senor executive positions in Xerox Corp, AES Data Ltd, and Eastman Kodak Company. Mr. Beshlian founded EB Intermark Inc Canada in 1985, and has successfully developed markets in Canada, Latin America, South-East Asian, Japan, Europe and Middle East for both companies in Canadian and US and clients from Asian and European countries.

Competitive Edge

     The Company believes that it can compete very effectively due to its ability to fit into the business conditions of the new China; and unlike many of its competitors, the Company is small, flexible and able to move quickly in what are rapidly developing conditions. Knowledge/proprietary rights of the most efficient biotech products in particular, the clinical lab diagnostic technology, methodologies and equipment will further add to this competitive edge.

Local Co-Operation

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ROYALTECH CORP.

     The Company has established, in China, an extensive network of contacts with local government officials and MPH, SFDA, SATM, CHSTS senior officers. In particular one of the director, the tech/patent owner, has been working in the local for over 4 decades, with biotech firm, another one, the Canadian trained scientist, has been invited by the three authorities for consultation/seminars on related medical/healthcare industry issues over the past 4 years. To further strengthen the Company’s local technical support, the Company is in the process of negotiating a co-operative agreement with a mid-sized distribution channel in China, which will assist the Company in carrying out future marketing expansion at a time-and cost-efficient manner.

Work-In-Progress

The following initial steps towards the NASDAQ listing are currently undertaken

·	Completing the agreement to recruit the patent owner as the director of the Company and to acquire the rights (manufacturer, distribution, and sales) of the tech/patented products in areas outside of China, and the rights with funds to launch a China marketing expansion to areas outside the Zhejiang and Shanghai.

·	Recruiting fundraising contractors to solely engage in fundraising via private placement to support the regulatory compliance for NASDAQ listing,

·	Searching for and negotiating with the A & M targets through contacts in the Chinese biotech industry and securities dealers. In particularly, the focus is placed on the two that the Company is approaching the stage of “substantial bargaining” pending on the due diligent and NASDAQ listing. (The details, not a topic at this Circular, shall not be disclosed until due time).

Financial

     Financial analysis of current market demand/value of the laboratory diagnostic kits in China evaluated to date show that there is an increasing awareness and unmet demands for the Products, of which the market value is estimated at over 200 million RMB/year (assuming the achievable market penetration at 10-15%. The current sales of the Products in only two regions covering 5% of the China population, with very limited marketing efforts to reach a current total of 10-20% of the regional markets, is about 10 million RMB.) (Details, see the Addendum, “Kitsinfo”). This current situation presents an ideal opportunity for the Company to take an equity positions in the industry to launch a marketing expansion in China, and to support regulatory compliance and marketing into other Asian counties and North America.

D. DILUTION

     The Certificate of Incorporation of the Company currently authorizes the issuance of 50,000,000 shares of Common Stock. The Company as of April 30, 2004 has 9,500,000 shares of its Common Stock outstanding held by the Company’s founders, executive officers and directors who are not also founders. If all the Shares are offered hereby are purchased and subsequently converted to common, the investors in this Offering will own in the aggregate, approximately 46% of the outstanding Common Stock if the maximum is sold.

E. USE OF PROCEEDS

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
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ROYALTECH CORP.

     The funds in the Offering will be used to pay for corporate expenses, cost related to a public listing on NASDAQ Bulletin Board, including regulatory compliance, accounting, auditing, Nasdaq filing, etc.

     The recent recruitments of the scientist (the patent owner) and company’s officers, and cost for company establishment including the legal/accounting services call for RTC to inject immediately $40,000-50,000 into company’s till to be used primarily to:

·	Recruit the contractors for initial private placements (estimated at $ 4,000-6,000) including trainings;

·	Conduct due diligent studies on the regulatory and marketing feasibility for the Products and M&A projects (estimated at $12,000-15,000);

·	Travel and miscellaneous expenses for the marketing seminars/campaign ($15,000).

F.	SUBSCRIPTION

       1.          The Investor subscribes for the amount of Shares and at the purchase price set forth on the signature page of this Subscription Agreement. Simultaneously with the delivery of this Subscription Agreement, the Investor is also delivering the entire purchase price, which shall be paid subject to collection, or by wire transfer, made payable to the order of the Company.

     2.           The Investor understands that the payment accompanying this Subscription Agreement (if accepted by the Company) will be released to the Company as discussed in Paragraph A above, and utilized by it for its business purposes.

3. The Investor understands, acknowledges that:

(a)	This subscription may be accepted or rejected in whole or in part by the Company in its sole discretion and may not be revoked by the Investor (unless as permitted by State law). If a subscription is not accepted, all funds tendered by the Investor will be refunded and returned promptly, without interest or deduction.

(b)	The Shares subscribed for shall not be deemed issued to the Investor until the Company closes on this Subscription.

(c)	No federal or state agency has made any finding or determination as to the adequacy of the information set forth in this Agreement or as to the fairness of this Offering for investment, nor any recommendation or endorsement of the Shares or the Offering.

(d)	The Investor understands and acknowledges that the Shares described in this Agreement are being offered to him at the purchase price indicated in this Agreement.

G.	REPRESENTATIONS, WARRANTIES AND COVENANTS

	1.	The Investor hereby represents and warrants that:

	2.	The Investor's overall commitment to investments that are not readily marketable is not disproportionate to his net worth; the aggregate purchase price indicated herein for the Shares subscribed for does not exceed ten percent (10%) of the Investor's net worth; and his investment in the Shares will not cause such overall commitment to become excessive.

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

ROYALOFFER PAGE 12

ROYALTECH CORP.

3.	The Investor has the financial ability and an adequate net worth and means of providing for his current needs and possible personal contingencies to sustain a complete loss of his investment in the Company, and he has no need for liquidity in his investment in the Shares.

4.	The Investor has evaluated and understands the risks and terms of investing in the Company and believes that he possesses experience and sophistication as an Investor that are adequate for the evaluation of the merits and risks associated with the Shares.

5.	Prior to subscribing for the Shares, the Investor has carefully read this Circular and Agreement. In evaluating the suitability of an investment in the Company and acquiring the Shares, the Investor has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth in this Circular and Agreement or as contained in any documents or written answers to questions furnished to him by the Company.

6.	If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, the undersigned has been duly authorized to execute and deliver this Subscription Agreement and the signature of the undersigned on this Subscription Agreement is binding upon the partnership, corporation, trust or other entity.

7.	The Investor, (i) if an individual, is a bona-fide resident of the state or province set forth in his residence address below or (ii) if a corporation, trust, partnership or other entity, has its principal place of business in the state or province set forth in its address below.

9.	The Investor understands that all of the representations and warranties of the Investor contained in this Agreement, and all information furnished by the Investor to the Company, are true, correct and complete in all respects and are being relied upon by the Company.

10.	The Investor is aware that there is presently no public market for the resale of the Company's Common Stock before the completion of the NASDAQ listing.

11.	The Investor is neither a member of, affiliated with or employed by a member of the National Association of Securities Dealers (NASD), nor is he/she employed by or affiliated with a broker-dealer registered with the Securities and Exchange Commission or with any state regulatory authority unless otherwise indicated on Exhibit A to this Agreement.

12.	The Investor understands that (i) the Shares are a speculative investment that involve a substantial risk and the Investor may lose his entire investment and that (ii) this Offering is being made in reliance upon Regulation D promulgated under the Act and/or such other exemptions as may be available to the Company under the Act.

H. REQUIRED DISCLOSURES FOR RESIDENTS OF ALL U.S. STATES:

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

ROYALOFFER PAGE 13

ROYALTECH CORP.

INTO AND FROM CERTAIN STATES AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM.

FOR RESIDENTS OF FLORIDA:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. 517.061(11)(A)(5) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT (THE "FLORIDA ACT") PROVIDES THAT ANY PURCHASER OF SECURITIES IN FLORIDA WHICH ARE EXEMPTED FROM REGISTRATION UNDER 517.061(11) OF THE MAY WITHDRAW HIS SUBSCRIPTION AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID, WITHIN THREE (3) BUSINESS DAYS AFTER HE TENDERS CONSIDERATION FOR SUCH SECURITIES. THEREFORE, ANY FLORIDA RESIDENT WHO PURCHASES SECURITIES IS ENTITLED TO EXERCISE THE FOREGOING STATUTORY RESCISSION RIGHT WITHIN THREE (3) BUSINESS DAYS AFTER TENDERING CONSIDERATION FOR THE SECURITIES BY TELEPHONE, TELEGRAM, OR LETTER NOTICE TO THE COMPANY. A LETTER SHOULD BE MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE ITS RECEIPT AND TO EVIDENCE THE TIME OF MAILING. ANY ORAL REQUESTS SHOULD BE CONFIRMED IN WRITING.

FOR RESIDENTS OF NEW YORK:

     THIS CIRCULAR HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL FOR THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.

I.	MISCELLANEOUS

           1.  The Investor understands that the representations, warranties, agreements, undertakings and acknowledgments contained in this Agreement are made by the Investor with the intent that they be relied upon in determining the Investor's suitability as a purchaser of the Shares. In addition, the Investor agrees to notify the Company, in writing, immediately of any change in any representation, warranty or other information that relates to the Investor.

         2.  If more than one person is signing this Agreement, each representation, warranty and undertaking shall be a joint and several representation, warranty and undertaking of each such person. If the Investor is a partnership, corporation, trust or other entity, the Investor further represents and warrants that (i) the Investor has enclosed with this Agreement copies of its constituent documents evidencing its formation and current existence and appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Investor, and (ii) the Investor was not specifically formed to acquire the Shares. If the Investor is a partnership, the Investor further

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

ROYALOFFER PAGE 14

ROYALTECH CORP.

represents that the funds to make this investment were not derived from additional capital contributions of the partners of the partnership.

     3. All pronouns and variations of pronouns contained in this Agreement shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties may require.

     4. This Subscription Agreement shall be irrevocable. This Subscription Agreement and the Investor's investment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

     5. The Agreement may not be assigned by the Investor and any attempt by the Investor to assign this Agreement shall nullify and void this Agreement. Subject to the preceding sentence, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the Investor.

     6. The Agreement contains the final, complete and exclusive Agreement of the parties relative to the subject matter hereof and may not be changed, modified, amended or supplemented except by written instrument signed by both parties.

     7. The parties acknowledge that they have required the present Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, to be drawn in English.

Les parties reconnaissent avoir exigt la redaction en Anglais de leur presente convention, ainsi que tous les documents, avis et proctdures judiciaires extcutts, donnts ou intentts: la suite de ou se rapportant, directement ou indirectement la prtsente convention.

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

ROYALOFFER PAGE 15

ROYALTECH CORP.

SIGNATURE PAGE

Number of Shares Subscribed for:

Total Price:________________

Dated:
______________________

_________________________
(Signature of the Investor)

(Print EXACT name for which share certificate is to be issued)

The Investor's Name and Residence ____________________________________________ Address (please print or type): ____________________________________________

The Investor's Mailing Address,             ____________________________________________
if other than Residence Address
(Please print or type):                                 ____________________________________________

If Investor is not a natural person,           ____________________________________________
Please indicate State of formation
(Please print or type) and furnish             ____________________________________________
The documentation described in
Paragraph G.2 (i) of this Agreement         ____________________________________________

The Investor's Social Security No.           ____________________________________________
or Tax Identification No, or Social
Insurance No.

Accepted:

ROYALTECH Corp.

By_________________ (Print) _____________________(Signature) Dated: _________________

ALL CHECKS SHOULD BE MADE PAYABLE TO: ROYALTECH Corp.

Mail Checks to:

ROYALTECH Corp
201-A Terry Fox, Montreal, Quebec, H3E 1L4, Canada

Cash payment via relay by the Company’s directors, officers and or authorized contractors shall ONLY be used when necessary and with discretion.

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM

ROYALOFFER PAGE 16

ROYALTECH CORP. EXHIBIT A ROYALTECH CORP.

See Paragraph G.11. of Subscription Agreement NASD* ASSOCIATION OR AFFILIATION

If none, so indicate and sign:. No [__]

If any association or affiliation, indicate below, including license(s) held:

________________________________________________________________________________

_______________________ (Signature of the Investor) ____________________ Title, if applicable Dated _______________

* NASD: National Association of Securities Dealers

1855 TALLEYRAND #203A, BROSSARD, QUEBEC, CANADA , J4W 2Y9
113 BARKSDALE PROFESSIONAL CENTER, NEWARK, DE, 19711, USA
TEL: (514) 586-3168, FAX: 208-2488879, EMAIL: ROYALTECH@CANADA.COM